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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)       September 18, 2002
                                                --------------------------------



                          Susquehanna Bancshares, Inc.
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         Pennsylvania                 0-10674               23-2201716
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(State or Other Jurisdiction        (Commission           (IRS Employer
       of Incorporation)            File Number)        Identification No.)


26 North Cedar Street, Lititz, Pennsylvania                 17543
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(Address of Principal Executive Offices)                  (Zip Code)


Registrant's telephone number, including area code      (717) 626-4721
                                                  ------------------------------

                               Not Applicable
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             (Former Name or Address, if Changed Since Last Report)


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ITEM 5.    OTHER EVENTS

On September 20, 2002, Susquehanna Bancshares, Inc. ("Susquehanna") announced the appointment of Bruce A. Hepburn and M. Zev Rose to its board of directors, effective September 18, 2002.

A copy of Susquehanna's Press Release regarding these appointments is attached hereto as Exhibit 99 and is hereby incorporated by reference.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

           (c)  Exhibits.

           Reference is made to the Exhibit Index annexed hereto and made a part hereof.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Susquehanna has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          SUSQUEHANNA BANCSHARES, INC.




Date:September 20, 2002                   By:  /s/ William J. Reuter
                                          --------------------------------------
                                          William J. Reuter
                                          President and Chief Executive Officer

EXHIBIT INDEX


Exhibit

99         Press Release - Press Release of Susquehanna, dated
           September 20, 2002 regarding the announcement of new appointments to its board of directors


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